SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report  (Date of earliest event reported)    November 14, 2002
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                            Hydron Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         New York                      0-6333                  13-1574215
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               file number)         Identification number)

      2201 West Sample Road, Building 9, Suite 7B, Pompano Beach, FL 33073
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code   (954) 861 6400

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


(c)    Exhibits

          99(i) Statements Under Oath of Principal Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99(ii) Statements Under Oath of Principal Operating Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99(iii) Statements Under Oath of Principal Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.  Regulation FD Disclosure
         ------------------------


     On November 14, 2002, the Principal Executive Officer, Principal Operating Officer and Principal Financial Officer of Hydron Technologies, Inc. submitted to the Securities and exchange Commission statements under oath in accordance with Commission Order No. 4-460 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934. Copies of these statements are attached as Exhibits 99(i), 99(ii) and 99(iii).

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HYDRON TECHNOLOGIES, INC.


                                               /s/ WILLIAM A. FAGOT
                                               ---------------------------------
                                               William A. Fagot
                                               Chief Financial Officer



Dated: November 14, 2002

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99(i) Statements Under Oath of Principal Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99(ii) Statements Under Oath of Principal Operating Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99(iii) Statements Under Oath of Principal Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.